                                CERTIFICATIONS

I, DANIEL S. MCNAMARA, certify that:
   ------------------

    1. I have reviewed the reports on Form N-CSR for the period ending March 31, 2016 for the following funds of USAA MUTUAL FUNDS TRUST:

       TAX EXEMPT LONG-TERM FUND
         SHARES                        CALIFORNIA BOND FUND SHARES
       TAX EXEMPT LONG-TERM FUND
         ADVISER SHARES                CALIFORNIA BOND FUND ADVISER SHARES
       TAX EXEMPT SHORT-TERM FUND
         SHARES                        CALIFORNIA MONEY MARKET FUND
       TAX EXEMPT SHORT-TERM FUND
         ADVISER SHARES                NEW YORK BOND FUND SHARES
       TAX EXEMPT INTERMEDIATE-TERM
         FUND SHARES                   NEW YORK BOND FUND ADVISER SHARES
       TAX EXEMPT INTERMEDIATE-TERM    NEW YORK MONEY MARKET FUND
         FUND ADVISER SHARES           VIRGINIA BOND FUND SHARES
       TAX EXEMPT MONEY MARKET FUND    VIRGINIA BOND FUND ADVISER SHARES
       GLOBAL EQUITY INCOME FUND       VIRGINIA MONEY MARKET FUND
       GLOBAL EQUITY INCOME FUND
         INSTITUTIONAL SHARES          TARGET MANAGED ALLOCATION FUND

    2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

    3. Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

    4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

       (a)Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which these reports are being prepared;

       (b)Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

       (c)Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in these reports our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

       (d)Disclosed in these reports any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

    5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

       (a)All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and

       (b)Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

          Date: 05/24/2016                /s/ DANIEL S. MCNAMARA
                                          ------------------------------
                                          Daniel S. McNamara
                                          President

I, ROBERTO GALINDO, JR., certify that:
   --------------------

    1. I have reviewed the reports on Form N-CSR for the period ending March 31, 2016 for the following funds of USAA MUTUAL FUNDS TRUST:

       TAX EXEMPT LONG-TERM FUND
         SHARES                        CALIFORNIA BOND FUND SHARES
       TAX EXEMPT LONG-TERM FUND
         ADVISER SHARES                CALIFORNIA BOND FUND ADVISER SHARES
       TAX EXEMPT SHORT-TERM FUND
         SHARES                        CALIFORNIA MONEY MARKET FUND
       TAX EXEMPT SHORT-TERM FUND
         ADVISER SHARES                NEW YORK BOND FUND SHARES
       TAX EXEMPT INTERMEDIATE-TERM
         FUND SHARES                   NEW YORK BOND FUND ADVISER SHARES
       TAX EXEMPT INTERMEDIATE-TERM    NEW YORK MONEY MARKET FUND
         FUND ADVISER SHARES           VIRGINIA BOND FUND SHARES
       TAX EXEMPT MONEY MARKET FUND    VIRGINIA BOND FUND ADVISER SHARES
       GLOBAL EQUITY INCOME FUND       VIRGINIA MONEY MARKET FUND
       GLOBAL EQUITY INCOME FUND
         INSTITUTIONAL SHARES          TARGET MANAGED ALLOCATION FUND

    2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

    3. Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

    4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

       (a)designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which these reports are being prepared;

       (b)designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

       (c)evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in these reports our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based such evaluation; and

       (d)disclosed in these reports any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

    5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

       (a)all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and

       (b)any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

          Date: 05/23/2016                /s/ ROBERTO GALINDO, JR.
                                          ------------------------------
                                          Roberto Galindo, Jr.
                                          Treasurer